UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 1, 2020
AMERICAN AIRLINES GROUP INC.
AMERICAN AIRLINES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-8400	75-1825172
Delaware	1-2691	13-1502798
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Skyview Drive,	Fort Worth,	Texas	76155
1 Skyview Drive,	Fort Worth,	Texas	76155
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code:
(817) 963-1234
(817) 963-1234

N/A
(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AAL	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.03.	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.
The information provided in Item 8.01 is incorporated herein by reference to the extent responsive to Item 2.03.

ITEM 8.01.	OTHER EVENTS.
April 2016 Revolving Facility
As previously reported, American Airlines, Inc. (“American”) and American Airlines Group Inc., American’s parent corporation (“AAG”), entered into the Credit and Guaranty Agreement, dated as of April 29, 2016 (as amended, the “April 2016 Credit Agreement”), among American, AAG, the lenders from time to time party thereto, Barclays Bank PLC, as administrative agent, and certain other parties thereto. The April 2016 Credit Agreement provides for a revolving credit facility (the “April 2016 Revolving Facility”) with total aggregate revolving credit commitments of $450.0 million.
On April 1, 2020, American borrowed $450.0 million under the April 2016 Revolving Facility. Following the April 1, 2020 draw, American had no additional borrowing capacity available under the April 2016 Revolving Facility.
2013 Revolving Facility
As previously reported, American and AAG entered into the Amended and Restated Credit and Guaranty Agreement, dated as of May 21, 2015 (as amended, the “2013 Credit Agreement”), among American, AAG, the lenders from time to time party thereto, Deutsche Bank AG New York Branch, as administrative agent, and certain other parties thereto. The 2013 Credit Agreement provides for a revolving credit facility (the “2013 Revolving Facility”) with total aggregate revolving credit commitments of $750.0 million.
On April 1, 2020, American borrowed $750.0 million under the 2013 Revolving Facility. Following the April 1, 2020 draw, American had no additional borrowing capacity available under the 2013 Revolving Facility.
2014 Revolving Facility
As previously reported, American and AAG entered into the Amended and Restated Credit and Guaranty Agreement, dated as of April 20, 2015 (as amended, the “2014 Credit Agreement”), among American, AAG, the lenders from time to time party thereto, Citibank N.A., as administrative agent and certain other parties thereto. The 2014 Credit Agreement provides for a revolving credit facility (the “2014 Revolving Facility”) with total aggregate revolving credit commitments of $1,642.5 million.
On April 1, 2020, American borrowed $1,532.5 million under the 2014 Revolving Facility. Following the April 1, 2020 draw, American had $110.0 million in additional borrowing capacity available under the 2014 Revolving Facility.
For more information regarding the credit facilities established under the April 2016 Credit Agreement, the 2013 Credit Agreement and the 2014 Credit Agreement, see the Annual Report on Form 10-K of AAG and American for the fiscal year ended December 31, 2019, filed with the Securities and Exchange Commission (the “SEC”) on February 19, 2020, and the Current Report on Form 8-K of AAG and American filed with the SEC on January 29, 2020.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, American Airlines Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN AIRLINES GROUP INC.

Date: April 1, 2020	By:	/s/ Derek J. Kerr
Derek J. Kerr
Executive Vice President and Chief Financial Officer
Pursuant to the requirements of the Securities Exchange Act of 1934, American Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN AIRLINES, INC.

Date: April 1, 2020	By:	/s/ Derek J. Kerr
Derek J. Kerr
Executive Vice President and Chief Financial Officer